Exhibit 10.21

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of May 27, 2014, by and among Playa Resorts Holding B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid with its corporate seat in Amsterdam, the Netherlands (the “Borrower”), Playa Hotels & Resorts B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid with its corporate seat in Amsterdam, the Netherlands (“Holdings”), each other Guarantor party hereto, Deutsche Bank AG New York Branch as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Loan Documents and each lender party hereto (collectively, the “Incremental Revolving Credit Lenders” and, individually, an “Incremental Revolving Credit Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent, among others, are parties to that certain Credit Agreement, dated as of August 9, 2013 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, in accordance with the provisions of Section 2.14(a) of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting that the aggregate Revolving Credit Commitments be increased by $25,000,000 to $50,000,000 (the “Incremental Request”);

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement and the terms and conditions set forth herein, the parties hereto wish to effect an Incremental Amendment with respect to the Incremental Request; and

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. Revolving Commitment Increase Amendment. Subject to the terms and conditions set forth herein and the occurrence of the Second Amendment Effective Date (as defined below), each Incremental Revolving Credit Lender hereby acknowledges and agrees that (i) as of the Second Amendment Effective Date (and immediately after giving effect thereto), the aggregate Revolving Credit Commitments shall be increased to $50,000,000 and (ii) each Lender’s Revolving Credit Commitment as of the Second Amendment Effective Date (and immediately after giving effect thereto) equals the amount set forth opposite its name under the column entitled “Amount” under the heading “Revolving Credit Commitment” on Annex I attached hereto.

EXECUTION VERSION

SECTION 2. Other Amendments to Credit Agreement. The Credit Agreement is hereby further amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

““Second Amendment” means the Second Amendment to Credit Agreement, dated as of May 27, 2014, among the Borrower, Holdings, the other Guarantors party thereto, the Incremental Revolving Credit Lenders party thereto and the Administrative Agent.”

““Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.”

(b) The definition of “Revolving Credit Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentences in lieu thereof:

“The aggregate Revolving Credit Commitments of all Revolving Credit Lenders is $25,000,000 on the Closing Date, and is $50,000,000 on the Second Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(c) Schedule 1.01A to the Credit Agreement is hereby amended and restated in the form attached hereto as Annex I.

SECTION 3. Miscellaneous Provisions.

1. In order to induce the Incremental Revolving Credit Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default shall exist as of the Second Amendment Effective Date or would result immediately after giving effect to this Second Amendment;

(b) the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier date; provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(c) it and each other Loan Party has all corporate or other organizational power and authority to execute and deliver this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended by this Second Amendment (the “Amended Agreement”);

(d) it and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Second Amendment and the performance of the Amended Agreement;

(e) neither the execution or delivery of this Second Amendment nor the performance by any Loan Party of the Amended Agreement will (i) contravene the terms

EXECUTION VERSION

of any of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which it or any of its property or assets is bound or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Lien) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

(f) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution or delivery of this Second Amendment or performance by, or enforcement against, any Loan Party of the Amended Agreement, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

2. This Second Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Loan Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders, the Administrative Agent or the Mexican Collateral Agent now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments or agreements referred to therein.

3. By executing and delivering a counterpart hereof, the Borrower and each Guarantor hereby agrees that all Loans (including, without limitation, all Initial Term Loans) shall continue to be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the Collateral Documents and the Guaranty in accordance with the terms and provisions thereof.

4. Holdings and each other Guarantor:

(a) has read this Second Amendment and consents to the terms hereof and hereby acknowledges and agrees that each of the Guaranty and the Collateral Documents to which it is a party or otherwise is bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment;

(b) represents and warrants that all representations and warranties of such Guarantor set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier

EXECUTION VERSION

date; provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(c) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in this Second Amendment shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

5. This Second Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

6. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and immediately after giving effect to this Second Amendment;

(ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents (including this Second Amendment) are true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(iii) the Borrower, Holdings, the other Guarantors, the Administrative Agent and each Incremental Revolving Credit Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Ana Esther Martinez (facsimile number: 212-354-8113 / e-mail address: Ana.Esther.Martinez@whitecase.com);

(iv) the Administrative Agent shall have received a pdf-copy of an extract from the Netherlands Commercial Register with respect to the Borrower, certified

EXECUTION VERSION

resolutions or other corporate company action, or powers of attorney, if any, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the other Loan Documents to which the Borrower is a party or is to be a party on the Second Amendment Effective Date; and

(v) the Arranger and the Administrative Agent shall have been paid all fees and expenses owing to them pursuant to the terms of the Credit Agreement (as amended hereby) or as otherwise separately agreed in writing in connection with this Second Amendment and the related transactions.

8. By executing and delivering a copy hereof, the Borrower and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, the Revolving Credit Loans made available on the Closing Date, as amended pursuant to this Second Amendment) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this Second Amendment, after giving effect to this Second Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the Revolving Credit Lenders party to this Second Amendment) continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Second Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents (including, without limitation, the Obligations with respect to the Revolving Credit Loans made available on the Closing Date, as amended pursuant to this Second Amendment), in each case after giving effect to this Second Amendment.

9. This Second Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

10. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby or in accordance with the terms hereof.

[Signature Pages to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered by the parties hereto as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

PLAYA HOTELS & RESORTS B.V., as Holdings

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Executive Director

PLAYA H&R HOLDINGS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Name:	Patrick M. Blöte
Title:	Managing Director B

[Signature Page to Second Amendment to Playa Credit Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered by the parties hereto as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower

By:
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

PLAYA HOTELS & RESORTS B.V., as Holdings

By:
Name:	Bruce D. Wardinski
Title:	Executive Director

PLAYA H&R HOLDINGS B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B

[Signature Page to Second Amendment to Playa Credit Agreement]

HOTEL GRAN PORTO REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

HOTEL ROYAL CANCUN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

HOTEL GRAN CARIBE REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

[Signature Page to Second Amendment to Playa Credit Agreement]

HOTEL GRAN PORTO REAL B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

HOTEL ROYAL CANCUN B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

HOTEL GRAN CARIBE REAL B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

[Signature Page to Second Amendment to Playa Credit Agreement]

HOTEL ROYAL PLAYA DEL CARMEN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

PLAYA RIVIERA MAYA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

PLAYA CABOS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

[Signature Page to Second Amendment to Playa Credit Agreement]

HOTEL ROYAL PLAYA DEL CARMEN B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

PLAYA RIVIERA MAYA B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

PLAYA CABOS B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

[Signature Page to Second Amendment to Playa Credit Agreement]

PLAYA ROMANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

PLAYA PUNTA CANA HOLDING B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

PLAYA ROMANA MAR B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

[Signature Page to Second Amendment to Playa Credit Agreement]

PLAYA ROMANA B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

PLAYA PUNTA CANA HOLDING B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

PLAYA ROMANA MAR B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

[Signature Page to Second Amendment to Playa Credit Agreement]

PLAYA CANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:
Name:	Patrick M. BIöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

ROSE HALL JAMAICA RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

PLAYA GRAN, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

GRAN DESING & FACTORY, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to Playa Credit Agreement]

PLAYA CANA B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director B)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director B)

ROSE HALL JAMAICA RESORT B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as Managing Director)

By:	/s/ Patrick M. Blöte
Name:	Patrick M. Blöte
Title:	Managing Director B of Playa Resorts Holding B.V. (as Managing Director)

PLAYA GRAN, S. DE R.L. DE C.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

GRAN DESING & FACTORY, S. DE R.L. DE C.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to Playa Credit Agreement]

DESARROLLOS GCR, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

INMOBILIARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

PLAYA RMAYA ONE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

PLAYA CABOS BAJA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

CAMERON DEL CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to Playa Credit Agreement]

CAMERON DEL PACIFICO, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

BD REAL RESORTS, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

PLAYA HALL JAMAICAN RESORT LIMITED, as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Director

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	Director

RIVIERA PORTO REAL, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

THE ROYAL CANCUN, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to Playa Credit Agreement]

HOTEL GRAN CARIBE REAL, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

ROYAL PORTO, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

PERFECT TOURS N.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	Managing Director A

IC SALES, LLC, as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Manager

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	Manager

[Signature Page to Second Amendment to Playa Credit Agreement]

INVERSIONES VILAZUL, S.A.S., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	President-Administrator

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	President-Administrator

[Signature Page to Second Amendment to Playa Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and an Incremental Revolving Credit Lender

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

[Signature Page to Second Amendment to Playa Credit Agreement]

BANK OF AMERICA, N.A., as an Incremental Revolving Credit Lender

By:	/s/ Stephanie Vallillo
Name:	Stephanie Vallillo
Title:	Managing Director

[Signature Page to Second Amendment to Playa Credit Agreement]

EXECUTION VERSION

Annex I

Schedule 1.01A

Commitments

Initial Term Debt

Term Lender	Amount	Percentage
Deutsche Bank AG New York Branch	$325,000,000.00	86.666666667%
Grupo Corporativo de Pachuca, S.A. de C.V.	$50,000,000.00	13.333333333%

Total	$375,000,000.00	100%

Revolving Credit Commitment

Revolving Credit Lender	Amount	Percentage
Deutsche Bank AG New York Branch	$25,000,000.00	50%
Bank of America, N.A.	$25,000,000.00	50%

Total	$50,000,000.00	100%